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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 29, 2001

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          0-24571              43-1816913
      --------                         ---------             ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)












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ITEM 5.  OTHER EVENTS.
         -------------

      On June 29, 2001, Pulaski Financial Corp., a Delaware corporation (the "Company"), announced that Ramsey Hamadi had been appointed chief financial officer of the Company, effective July 2, 2001.

      A copy of the press release announcing his appointment is attached as
Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated June 29, 2001.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 10, 2001                  By: /s/ William A. Donius
                                          --------------------------------------
                                          William A. Donius
                                          President and Chief Executive Officer










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